SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2004


                                   iCAD, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-9341                  02-0377419
       ----------------            ------------           -------------------
       (State or other             (Commission              (IRS Employer
       jurisdiction of             File Number)           Identification No.)
        incorporation)


                   4 Townsend West, Suite 17, Nashua, NH  03063
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


        Registrant's telephone number, including area code (603) 882-5200


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        (Former name or former address, if changed since the last report)

Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD, the Registrant hereby furnishes materials with respect to its Business Plan, Strategy and Recent Combined Performance that it intends to distribute to organizations making purchases of computer aided detection of breast cancer products, prospective investors and others. A copy of such materials is attached as Exhibit 99 to this Report.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          iCAD, INC.


                                          By /s/ W. Scott Parr
                                             -----------------------------------
                                             W. Scott Parr,
                                             President & Chief Executive Officer


Dated:  February 24, 2004


                                       2.